EXECUTION VERSION

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), dated as of August 22, 2018, among The Hartford Financial Services Group, Inc., a Delaware corporation (“Parent”), and Stanley A. Galanski (“Stockholder”).

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Renato Acquisition Co., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), and The Navigators Group, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger (as the same may be amended or supplemented from time to time, the “Merger Agreement”), providing for, among other things, the merger of Merger Sub with and into the Company, with the Company surviving such merger (the “Merger”), so that immediately following the Merger, the Company will be a direct wholly owned Subsidiary of Parent;

WHEREAS, as of the date hereof, Stockholder is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”)) of and is entitled to dispose and vote the number of shares of Common Stock, par value $0.10 per share, of the Company (“Common Stock”) set forth on Schedule A hereto (the “Owned Shares” and, together with any additional shares of Common Stock of which Stockholder (a) is otherwise the “beneficial owner” of as of the date hereof or (b) becomes the “beneficial owner” after the date hereof and during the term of this Agreement, the “Subject Shares”); and

WHEREAS, in connection with the execution and delivery of the Merger Agreement, Parent and Stockholder desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I

Definitions; Interpretation

Section 1.01           Definitions. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement.

Section 1.02           Interpretation.  (a) When a reference is made in this Agreement to a Schedule, such reference shall be to a Schedule to this Agreement unless otherwise indicated.  When a reference is made in this Agreement to a Section, such reference shall be to the corresponding Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The terms “or”, “any” and “either” are not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.  Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States.  References to a Person are also to its permitted assigns and successors.

(b)        The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

ARTICLE II

Representations and Warranties of Stockholder

Stockholder hereby represents and warrants to Parent that:

Section 2.01          Ownership of Owned Shares.  Stockholder is the beneficial owner of, and has good and marketable title to, the Owned Shares, free and clear of all Liens, except for any Liens created by this Agreement or those imposed by applicable securities Laws.  Stockholder does not beneficially own (within the meaning of Section 13 of the Exchange Act) any shares of Common Stock other than the Owned Shares.  Stockholder has the sole right to vote the Owned Shares, and, except as contemplated by this Agreement, none of the Owned Shares are subject to any voting trust or other agreement with respect to the voting of the Owned Shares.  Stockholder has the sole right to dispose of the Owned Shares with no restrictions, subject to applicable securities Laws on his rights of disposition of the Owned Shares.  Except as contemplated by this Agreement, (a) there are no agreements or arrangements of any kind, contingent or otherwise, obligating Stockholder to sell, transfer, pledge, assign, exchange, lend, encumber or otherwise dispose of (collectively, “Transfer”) or cause to be Transferred any Owned Shares or otherwise relating to the Transfer of any Owned Shares and (b) no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Owned Shares.

Section 2.02           Capacity; Execution and Delivery; Enforceability. Stockholder has the requisite legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except that such enforceability (a) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (b) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

Section 2.03           No Conflicts; Governmental Approvals.

(a)            Neither the execution and delivery of this Agreement by Stockholder, nor the performance or compliance by Stockholder with any of the terms or provisions hereof, will (i) assuming that the actions described in Section 2.03(b) have been completed prior to or promptly after the Effective Time, violate any Law applicable to Stockholder, (ii) violate or constitute a default (or an event which with notice or lapse of time or both would become a default) under any of the terms, conditions or provisions of any

Contract to which Stockholder is a party or accelerate Stockholder’s obligations under any such Contract or (iii) result in the creation of any Lien on any properties or assets of Stockholder (including the Owned Shares).

(b)            No Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Stockholder or the performance by Stockholder of his obligations hereunder, other than filings with the SEC under the Exchange Act and such reports under, and such other compliance with, the Exchange Act and other applicable securities Laws as may be required in connection with this Agreement and the transactions contemplated by this Agreement.

Section 2.04           Litigation.  There is no pending or, to the knowledge of Stockholder, threatened in writing, legal or administrative proceeding, suit, arbitration, action or, to the knowledge of Stockholder, investigation against Stockholder, that, individually or in the aggregate, has had or would reasonably be expected to prevent, impair or interfere with the ability of Stockholder to perform his obligations hereunder.  There is no outstanding injunction, order, judgment, ruling, decree or writ imposed upon Stockholder that, individually or in the aggregate, has had or would reasonably be expected to prevent, impair or interfere with the ability of Stockholder to perform his obligations hereunder.

ARTICLE III

Representations and Warranties of Parent

Parent hereby represents and warrants to Stockholder that:

Section 3.01           Organization.  Parent is a corporation duly organized, validly existing and in good standing under the Laws of Delaware.

Section 3.02           Authority; Execution and Delivery; Enforceability.  Parent has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The execution and delivery by Parent of this Agreement and the performance by Parent of its obligations hereunder have been duly authorized and approved by all requisite action, and no other action on the part of Parent is necessary to authorize the execution and delivery of this Agreement or the performance by Parent of its obligations hereunder.  This Agreement has been duly executed and delivered by Parent and, assuming due authorization, execution and delivery hereof by Stockholder, constitutes a legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability may be limited by and is subject to the Bankruptcy and Equity Exception.

Section 3.03           No Conflicts; Governmental Approvals.

(a)            Neither the execution and delivery of this Agreement by Parent, nor the performance or compliance by Parent with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the organizational documents of Parent or (ii)(A) assuming that the actions described in Section 3.03(b) have been completed prior to or promptly after the Effective Time, violate any Law applicable to Parent, (B) violate or constitute a default (or an event which with notice or lapse of time or both would become a default) under any of the terms, conditions or provisions of any Contract to which Parent is a party or accelerate Parent’s obligations under any such Contract or (C) result in the creation of any Lien on any properties or assets of Parent.

(b)            Except as set forth in Section 4.03 of the Merger Agreement, no Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent or the performance by Parent of its obligations hereunder.

ARTICLE IV

Covenants of Stockholder

Section 4.01           Agreement to Vote.

(a)            Stockholder agrees that at the Company Stockholders Meeting or at any other meeting of the holders of shares of Common Stock at which a vote contemplated below is taken, and, with respect to the matters described below in clauses (ii)(A), (ii)(B) and (ii)(C), in connection with any action proposed to be taken by written consent of the stockholders of the Company, (i) when such meeting of the holders of shares of Common Stock is held, Stockholder shall appear at such meeting or otherwise cause the Subject Shares to be counted as present thereat for the purpose of establishing a quorum and (ii) Stockholder shall vote or cause to be voted at any such meeting, or deliver or cause to be delivered a written consent with respect to, all of Stockholder’s Subject Shares (A) in favor of adopting the Merger Agreement and any other actions contemplated by the Merger Agreement in respect of which shareholder approval is requested; (B) at the request of Parent, in favor of adoption of any proposal in respect of which the Company Board has (1) determined is reasonably necessary to facilitate any of the Transactions, (2) disclosed the determination described in clause (1) in the Proxy Statement or other written materials disseminated to the stockholders of the Company and (3) recommended to be adopted or approved by the stockholders of the Company; and (C) against (1) any Acquisition Proposal, whether or not constituting a Superior Proposal and (2) any action, proposal, transaction or agreement that would reasonably be expected to prevent, impair, delay or otherwise interfere with the Merger or the other Transactions.

(b)     For the avoidance of doubt, Stockholder shall retain at all times the right to vote any Subject Shares in Stockholder’s sole discretion, and without any other limitation, on any matters other than those explicitly set forth in this Section 4.01 that are at any time or from time to time presented for consideration to the holders of shares of Common Stock.

(c)            Stockholder hereby covenants and agrees that it shall not enter into any agreement or undertaking, and shall not take any action or commit or agree to take any action, that would reasonably be expected to prevent, impair or interfere with Stockholder’s ability to perform any of Stockholder’s obligations pursuant to this Agreement.

(d)            Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares.  All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder.

Section 4.02          Transfer and Other Restrictions.  Prior to obtaining the Company Stockholder Approval, Stockholder shall not, directly or indirectly, (a) Transfer, or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of, any Subject Shares to any Person or (b) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, or grant a proxy or power of attorney with respect to any Subject Shares, or deposit any Subject Shares into a voting trust. Notwithstanding the foregoing, this Section 4.02 shall not prohibit a Transfer of any Subject Shares by Stockholder to any of Stockholder’s immediate family members or lineal descendants or to a trust for the benefit of Stockholder or any of Stockholder’s immediate family members or lineal descendants, or upon the death of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a condition to such Transfer, the transferee agrees in writing to be bound by all the terms of this Agreement applicable to Stockholder.  Any attempted Transfer of, or other action with respect to, Subject Shares or any interest therein in violation of this Section 4.02 shall be null and void.

Section 4.03           No−Solicitation.  From the date hereof until the Effective Time or, if earlier, the termination of this Agreement or the Merger Agreement in accordance with their respective terms, Stockholder shall not, and shall use his reasonable best efforts to cause his Representatives not to, directly or indirectly, (a) solicit, initiate or take any action to knowingly facilitate the making of any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal, (b) engage in or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any material non-public information for the purpose of facilitating, an Acquisition Proposal or (c) enter into any letter of intent, agreement or agreement in principle with respect to an Acquisition Proposal.  Notwithstanding the foregoing or any other provision of this Agreement to the contrary, Stockholder, his Affiliates and their respective Representatives may furnish information to, and engage and participate in discussions or negotiations with, a Person or group of Persons making an Acquisition Proposal to the same extent that the Company is permitted to do so pursuant to Section 5.02 of the Merger Agreement. If, prior to the Effective Time, Stockholder receives any Acquisition Proposal, then Stockholder will promptly (and in any event within 24 hours) notify Parent and the Company of the identity of the Person making, and the material terms of, such Acquisition Proposal, provided, that if Stockholder is specifically prohibited from disclosing the identity of any Person making an Acquisition Proposal, Stockholder may redact that identity and any other identifying information but shall otherwise provide all such information relating to the Acquisition Proposal.

Section 4.04           Stock Dividends, etc.  If between the date of this Agreement and the Effective Time the issued and outstanding shares of Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the terms “Owned Shares” and “Subject Shares” shall be appropriately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction.

Section 4.05           Waiver of Appraisal Rights.  Stockholder hereby waives, and shall cause to be waived, any and all rights of appraisal or rights to dissent from the Merger or the other Transactions that Stockholder may have under applicable Law.

Section 4.06           Disclosure.  Stockholder hereby authorizes the Company, Parent and Merger Sub to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement and the filings required for the Company Insurance Approvals and the Parent Insurance Approvals, Stockholder’s identity and ownership of the Subject Shares and the nature of Stockholder’s obligations under this Agreement.  Parent hereby authorizes Stockholder to disclose in any disclosure required by any Governmental Authority Parent’s identity and the nature of Parent’s obligations under this Agreement.

Section 4.07           Fiduciary Responsibilities.  Notwithstanding any provision of this Agreement to the contrary, this Agreement shall apply to Stockholder solely in his capacity as a holder of shares of Common Stock and not in any other capacity, and nothing in this Agreement shall limit, restrict or affect the rights and obligations of Stockholder, any designee of Stockholder or their Affiliates serving on the Company Board from taking any action in his or her capacity as a director of the Company or voting or providing written consent as a director of the Company in his or her sole discretion on any matter, whether in connection with the Merger Agreement or otherwise, and no action or omissions by any such Persons in his or her capacity as a director of the Company shall be deemed to constitute a breach of any provision of this Agreement.

Section 4.08           Additional Owned Shares.  Stockholder shall provide as promptly as reasonably practicable written notice to Parent of additional shares of Common Stock of which Stockholder becomes the “beneficial owner” after the date hereof and during the term of this Agreement.

ARTICLE V

General Provisions

Section 5.01           Notices.  All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to Parent, to:

The Hartford Financial Services Group, Inc.
One Hartford Plaza
Hartford, CT 06155
Attention: Chief Financial Officer, General Counsel
Facsimile: 855-388-6397
Email: beth.bombara@thehartford.com
david.robinson@thehartford.com
mergers@thehartford.com

with a copy (which will not constitute notice) to:

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020
Attention: Stephen G. Rooney
Andrew J. Noreuil
Facsimile: 212-849-5632
312-706-8183
Email: srooney@mayerbrown.com
anoreuil@mayerbrown.com

If to Stockholder, to:

Stanley A. Galanski
400 Atlantic Street, 8th Floor
Stamford, CT 06901
Email: sgalanski@navg.com

with a copy (which will not constitute notice) to:

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019
Attention: Michael A. Gordon
Facsimile: 212-839-5599
Email: mgordon@sidley.com

Section 5.02           Severability.  If any term or other provision of this Agreement is finally determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any applicable Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party or such party waives its rights under this Section 5.02 with respect thereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

Section 5.03           Counterparts.  This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

Section 5.04           Entire Agreement; No Third Party Beneficiaries.  This Agreement, together with the Schedule attached hereto and the Merger Agreement, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.  This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights or remedies hereunder.

Section 5.05           Governing Law.

(a)            This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles.  All Actions arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the transactions contemplated by this Agreement shall be heard and determined in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any Federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the Federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom.  The parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Actions and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action.  The consents to jurisdiction and venue set forth in this Section 5.05(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto.  Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 5.01.  The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable

Law; provided, however, that nothing contained in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

(b)           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.05(b).

Section 5.06           Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by (a) Parent without the prior written consent of a majority (in terms of aggregate voting power) of the Subject Shares or (b) Stockholder without the prior written consent of Parent.  Subject to the immediately preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.  Any purported assignment not permitted under this Section 5.06 shall be null and void.

Section 5.07           Specific Enforcement.  The parties hereto agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached.  The parties acknowledge and agree that the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.05(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement.  The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.  The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 5.08           Amendment; Waiver.  At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects only by written agreement of the parties hereto.  No failure or delay by Stockholder or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 5.09           Expenses.  Except as set forth herein, each of the parties shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers and accountants) in connection with the entering into and performance under this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, Parent acknowledges that the fees and expenses of counsel to Stockholder in connection with the entry into and performance under this Agreement and the consummation of the transactions contemplated by hereby will be borne by the Company.

Section 5.10           Termination.  This Agreement and all obligations of the parties hereto hereunder shall automatically terminate, without further action by any party hereto, upon the earliest of (a) the Walk Away Date (as defined in the Merger Agreement on the date hereof), (b) the Effective Time, (c) the termination of the Merger Agreement in accordance with its terms, (d) the occurrence of an Adverse Recommendation Change pursuant to and in accordance with the Merger Agreement, (e) the entry without the prior written consent of Stockholder into any amendment or modification to the Merger Agreement that results in a decrease in the Merger Consideration (as defined in the Merger Agreement on the date hereof) or a change in the type of consideration payable or that otherwise causes a change that is adverse in any material respect to Stockholder, and (f) the mutual written agreement of Stosckholder and Parent.  In the event of any such termination of this Agreement, this Agreement shall forthwith become null and void and have no effect, without any liability or obligation on the part of Parent or Stockholder, other than liability for any willful and material breach of this Agreement prior to such termination; provided that the provisions set forth in this Article V shall survive the termination of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

By: /s/ Christopher J. Swift
Name: Christopher J. Swift
Title: Chief Executive Officer

[Signature page to Voting Agreement]

STOCKHOLDER:
/s/ Stanley A. Galanski
STANLEY A. GALANSKI

[Signature page to Voting Agreement]

SCHEDULE A

Stockholder	Shares of Common Stock
Stanley A. Galanski	345,945